Business combinations, other acquisitions and investments	12 Months Ended
Dec. 31, 2017
Disclosure of detailed information about business combination [abstract]
Business combinations, other acquisitions and investments
26	Business combinations, other acquisitions and investments

In December 2015, ACI Airports International S.à r.l. acquired 43.05% of the shares of Inframérica Participaçoes S.A. (“Inframérica”) and 49,95% of Inframérica Concessionária do Aeroporto de São Gonçalo do Amarante S.A. (“ICASGA”) in order to gain control of the aforementioned companies. Inframérica is the owner of the 51.00% interest in Inframérica Concessionaria do Aeroporto do Brasilia S.A. (“ICAB”). As of December 31, 2016, A.C.I. Airports International owns 50.98% of the capital stock and voting rights of ICAB and 99.96% of ICASGA.

The total purchase price was USD 55 million. For accounting purposes the Group assessed these acquisitions as a single acquisition.

The fair value of the net assets acquired amounted to USD 189 million. The most significant assets acquired represented concession assets at a fair value of USD 1,34 billion. Goodwill was measured at acquisition date as the amount by which the aggregate of (i) the fair value of consideration transferred plus (ii) the fair value of the non-controlling interest recognized plus (iii) the fair value of the previously held interest in the acquired entities exceeds the total fair value of net assets acquired recognized in accordance with IFRS 3. Goodwill amounted to USD 51 million. This goodwill is not expected to be deductible for tax purposes.

In connection with the fair value of net assets acquired, assets and liabilities included in the Consolidated Statement of Financial Position are mainly related with those assets and liabilities acquired in the above mentioned business combinations and other acquisitions and investments.

There are no significant expenses related to this business combination.

The assets and liabilities recognized as a result of the business combination is as follows:

ASSETS
Non-current assets
Intangible assets, net	1,340,634
Property, plant and equipment, net	1,752
Deferred tax assets	43,265
Other receivables	26,242
1,411,893
Current assets
Other financial assets	17,085
Other receivables	13,320
Trade receivables	13,851
Cash and cash equivalents	15,518
59,774
Total assets	1,471,667
Net identifiable assets acquired	56,906

Non-controlling interest	132,202

LIABILITIES
Non-current liabilities
Borrowings	316,451
Other liabilities	842,526
1,158,977
Current liabilities
Borrowings	16,525
Other liabilities	79,755
Trade payables	27,302
123,582
Total liabilities	1,282,559
Total equity and liabilities	1,471,667

If the acquisition had occurred on January 1, 2015, consolidated pro-forma revenue and profit for the year attributable to the owners of the parent ended 31 December, 2015 would have been USD 1,299 million and a loss of USD 18 million, respectively.

Accounting policy choice for non-controlling interests

The group recognizes non-controlling interests in an acquired entity either at fair value or at the non-controlling interest’s proportionate share of the acquired entity’s net identifiable assets. This decision is made on an acquisition-by-acquisition basis. The Company has elected to recognize the non-controlling interests in ICAB at fair value. See note 2.F for the group’s accounting policies for business combinations.

Previously held equity interest in both acquired entities

The previously held interest in both acquired entities was re-measured at fair value at acquisition date. The result of such remeasurement was a gain of USD 11,504 and was included in share of income or loss in associates in the statement of income.